ITEM 1. REPORT TO STOCKHOLDERS

--------------------------------------------------------------------------------

                                  John Hancock

                                  Patriot
                                    Premium
                                  DIVIDEND FUND II




 SEMI
ANNUAL
REPORT


4.30.03



[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS

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



--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
-----------------------------
Your fund at a glance
page 1
-----------------------------
Managers' report
page 2
-----------------------------
Fund's investments
page 6
-----------------------------
Financial statements
page 9
-----------------------------
For your information
page 21
-----------------------------

Dear Fellow Shareholders,

After a strong start to 2003, the stock market succumbed to the pressures of a weak economy, rising oil prices, concerns about corporate earnings and uncertainties about the war in Iraq. The tide turned in April, when the war ended and first-quarter corporate earnings came in better than expected. As a result, the major indexes all gained some ground year to date through April 30, 2003, with the Dow Jones Industrial Average returning 2.50%, the Standard & Poor's 500 Index returning 4.82% and the tech-heavy Nasdaq Composite Index up 9.64%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up - not just down. But while the stock market has been clawing its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. And despite rallies late last year and in April, many investors are still so bruised and skeptical that they have remained on the sidelines. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict when this bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,


/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer


This commentary reflects the chairman's views as of April 30, 2003. They are subject to change at any time.

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks to provide high current income, consistent with modest growth of capital, for holders of its common shares by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

Over the last six months

[ ] Preferred stocks performed relatively well as interest rates fell.
[ ] The Fund benefited from its oil- and natural gas-related holdings.
[ ] Utility common stocks stumbled early, but showed strength in spring 2003.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II". Under the heading is a note that reads "Fund performance for the six months ended April 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 7.74% total return for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

5.1%     Puget Energy, Inc.
4.5%     Bear Stearns Cos., Inc.
4.0%     Citigroup, Inc.
3.5%     Lehman Brothers Holdings, Inc.
3.1%     CH Energy Group, Inc.
2.5%     TXU US Holdings Co.
2.4%     DTE Energy Co.
2.4%     Energy East Corp.
2.3%     NSTAR
2.3%     Alabama Power Co.

As a percentage of net assets plus value of preferred shares on April 30, 2003.

BY GREGORY K. PHELPS AND MARK T. MALONEY, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Patriot Premium Dividend Fund II

MANAGERS' REPORT

Preferred stocks - which make up the bulk of John Hancock Patriot Premium Dividend Fund II - performed reasonably well during the six months ended April 30, 2003. Falling interest rates, punctuated by a surprise half-percentage-point rate cut by the Federal Reserve Board in November 2002, provided some of the fuel powering preferred stocks' gains. Because they pay dividends at a fixed rate, like the interest on a bond, preferred stocks tend to rally when interest rates drop, just as bonds do. Another factor that helped was stronger demand from income-seeking investors looking for significantly higher yields than what companies paid on their bonds and common stocks. Many preferred stocks continued to yield between 7% and 9%, outstripping by a fairly wide margin the yields available on Treasury and corporate bonds, as well as the dividends paid on common stocks. Demand also strengthened in response to President Bush's proposed dividend tax-cut package, which is designed to eliminate taxes that individuals pay on most stock dividends. Even though the proposal had not been approved by Congress by the end of April 2003, the anticipation that at least some form of dividend tax relief ultimately would be adopted was enough for investors to bid preferred stock prices higher. And even though the types of preferred stocks that are the Fund's focus - those that pay dividends in pretax dollars - won't benefit from tax relief, their prices tended to be lifted by the development as well.

"Preferred stocks...performed reasonably well during the six months ended April 30, 2003."

Utility common stocks - the Fund's other primary area of emphasis - were still mired in the remnants of the Enron debacle when the period began and their performance was quite disappointing. But conditions began to improve in early 2003, and by mid-February, utility stocks staged a heartening rally through the end of the period. Some of the improvement was

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[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]
--------------------------------------------------------------------------------

due to investors' recognition that the sector had become undervalued relative to the market as a whole and relative to its historic value. Also aiding the group was the dividend tax-relief proposal. Through the years, utilities have offered consistently high dividends and are poised to benefit if tax relief is enacted. Finally, the utility companies did their part to boost confidence. They began to face reality, cleaning up their balance sheets and ridding themselves of the types of unregulated subsidiaries - such as energy trading - that caused them the most pain in the post-Enron environment.

FUND PERFORMANCE

For the six months ended April 30, 2003, John Hancock Patriot Premium Dividend Fund II returned 7.74% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 13.01%, according to Lipper, Inc. We believe the Fund's relative underperformance versus its peers was due to the fact that we are unable to buy the below-investment-grade, or junk, credits that had a big rally off of very low bases. In the same period, the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned 16.19%, surpassing the Fund's result because it includes deeply distressed energy merchants, which rebounded off of low bases. We own few to none of these companies.

"...the run-up in oil prices... helped boost our preferred- stock holdings whose issuers are involved in the production and distribution of oil and natural gas."

LEADERS AND LAGGARDS

The run-up in oil prices - which also helped pump up natural gas prices - helped boost our preferred-stock holdings whose issuers are involved in the production and distribution of oil and natural gas. Energy prices climbed steadily in response to concerns about disrupted oil supplies stemming from the oil strike

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 66%, the second is Broker services 9%, the third Oil & gas 6%, the fourth Banks-United States 6%, and the fifth Finance 6%.]
--------------------------------------------------------------------------------

in Venezuela, the escalation of tensions in the Middle East and, ultimately, the U.S.-led war on Iraq. Some standout holdings included Anadarko Petroleum, Apache Corp. and Devon Energy.

Despite the utility common stock sector's overall disappointing returns for the period, we did benefit from our continued emphasis on companies that transmit and distribute electricity located in states with favorable regulatory environments, and from our avoidance of companies with large energy trading operations. Two good examples were NSTAR and CH Energy, both of which outperformed the overall utility group during the period.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification 1." The chart is divided into three sections (from top to left): Preferred stocks 71%, Common stocks 26%, and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

Our single biggest disappointment during the period was El Paso Tennessee Pipeline Co. That stock came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. In late March, the company settled those allegations out of court. In our view, this was a positive, albeit costly, development because it allows the company to put some lingering problems behind it and move ahead with its business plan. We also like the fact that the company has made a series of other positive moves, including selling assets, securing new bank financings and exiting energy trading.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Oil prices spike amid fears of war with Iraq." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso Tennessee Pipeline Co. followed by a down arrow with the phrase "Uncertainty dogs company."]
--------------------------------------------------------------------------------

OUTLOOK

Our outlook calls for continued lackluster economic growth, which we believe will preclude the need for interest-rate hikes for the foreseeable future. Low interest rates should continue to prompt strong demand for preferred stocks. If some form of dividend tax relief is enacted by Congress, we believe that, too, could help preferreds. As for utility common stocks, we're encouraged that many companies spent the last year reducing debt, which could foster more stable rating-agency outlooks and, potentially, a continued rebound in their stock prices. Furthermore, utility common stocks remain attractively valued relative to the stock market overall. And given the colder-than-normal winter, there is reason to believe utilities' year-over-year earnings comparisons could improve. Further positives for the group include the potential enactment of dividend tax relief and the possible elimination of an anachronistic law limiting utility mergers.

"Low interest rates should continue to prompt strong demand for preferred stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect its own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on April 30, 2003.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2003
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                        ISSUER, DESCRIPTION                                                      VALUE

----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 118.45%                                                                                        $180,205,458
----------------------------------------------------------------------------------------------------------------------------
(Cost $183,246,415)

Agricultural Operations 2.43%                                                                                      3,690,000
45,000                                        Ocean Spray Cranberries, Inc., 6.25% (R)                             3,690,000

Banks - United States 9.98%                                                                                       15,179,755
97,000                                        FleetBoston Financial Corp., 6.75%, Depositary Shrs, Ser VI          5,092,500
93,900                                        HSBC USA, Inc., $2.8575                                              4,737,255
100,000                                       J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H            5,350,000

Broker Services 14.66%                                                                                            22,320,018
50,650                                        Bear Stearns Cos., Inc., 5.49%, Ser G                                2,393,213
95,300                                        Bear Stearns Cos., Inc., 5.72%, Ser F                                4,745,940
84,000                                        Bear Stearns Cos., Inc., 6.15%, Ser E                                4,275,600
125,000                                       Lehman Brothers Holdings, Inc., 5.67%,
                                                Depositary Shares, Ser D                                           6,187,500
53,000                                        Lehman Brothers Holdings, Inc., 5.94%, Ser C                         2,689,750
72,300                                        Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A           2,028,015

Diversified Operations 0.75%                                                                                       1,140,300
42,000                                        Grand Metropolitan Delaware, L.P., 9.42%, Ser A                      1,140,300

Finance 9.86%                                                                                                     14,996,600
96,000                                        Citigroup, Inc., 6.213%, Ser G                                       5,136,000
64,500                                        Citigroup, Inc., 6.231%, Depositary Shares, Ser H                    3,386,250
28,500                                        Citigroup, Inc., 6.365%, Depositary Shares, Ser F                    1,524,750
92,000                                        SLM Corp., 6.97%, Ser A                                              4,949,600


See notes to
financial statements


6




SHARES                                        ISSUER, DESCRIPTION                                                      VALUE

Leasing Companies 0.97%                                                                                           $1,472,250
90,600                                        AMERCO, 8.50%, Ser A                                                 1,472,250

Media 2.95%                                                                                                        4,488,236
199,300                                       Shaw Communications, Inc., 8.50% (Canada)                            4,488,236

Oil & Gas 10.15%                                                                                                  15,438,206
47,450                                        Anadarko Petroleum Corp., 5.46%, Depositary Shares                   4,602,650
51,500                                        Apache Corp., 5.68%, Depositary Shares, Ser B                        5,201,500
55,645                                        Devon Energy Corp., 6.49%, Ser A                                     5,634,056

Telecommunications 1.64%                                                                                           2,500,000
50,000                                        Touch America Holdings, Inc., $6.875*                                2,500,000

Utilities 65.06%                                                                                                  98,980,093
229,475                                       Alabama Power Co., 5.20%                                             5,716,222
19,450                                        Baltimore Gas & Electric Co., 6.70%, Ser 1993                        2,013,075
30,000                                        Baltimore Gas & Electric Co., 6.99%, Ser 1995                        3,112,500
67,342                                        Boston Edison Co., 4.78%                                             5,454,702
220,000                                       Coastal Finance I, 8.375%                                            4,371,400
186,000                                       El Paso Tennessee Pipeline Co., 8.25%, Ser A                         4,873,200
180,700                                       Energy East Capital Trust I, 8.25%                                   4,803,006
33,000                                        Florida Power & Light Co., 6.75%, Ser U                              3,432,000
52,000                                        Hawaiian Electric Industries Capital Trust I, 8.36%                  1,367,600
14,000                                        Idaho Power Co., 7.07%                                               1,435,000
16,500                                        Massachusetts Electric Co., 6.99%                                    1,707,750
20,411                                        Monongahela Power Co., $6.28, Ser D                                  1,255,277
55,500                                        Monongahela Power Co., 7.73%, Ser L                                  4,231,875
49,260                                        PSI Energy, Inc., 6.875%                                             5,120,577
47,998                                        Public Service Electric & Gas Co., 6.92%                             4,763,801
381,511                                       Puget Energy, Inc., 7.45%, Ser II                                   10,148,193
220,986                                       Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                     4,088,241
55,000                                        South Carolina Electric & Gas Co., 6.52%                             5,610,000
184,215                                       TDS Capital I, 8.50%                                                 4,633,007
122,700                                       TDS Capital II, 8.04%                                                3,080,997
53,200                                        TXU US Holdings Co., $7.98                                           5,506,200
123,180                                       TXU US Holdings Co., $1.875, Depositary Shares, Ser A                3,104,136
34,000                                        TXU US Holdings Co., $1.805, Depositary Shares, Ser B                  843,200
35,000                                        Virginia Electric & Power Co., $6.98                                 3,613,750
10,000                                        Virginia Electric & Power Co., $7.05                                 1,035,000
35,528                                        Wisconsin Public Service Corp., 6.76%                                3,659,384

----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 43.66%      $66,422,912
----------------------------------------------------------------------------------------------------------------------------
(Cost $82,505,704)

Telecommunications 0.00%                                                                                               8,265
57,000                                        Touch America Holdings, Inc.                                             8,265

Utilities 43.66%                                                                                                  66,414,647
199,900                                       Alliant Energy Corp.                                                 3,510,244
247,500                                       Aquila, Inc.                                                           688,050
182,700                                       CH Energy Group, Inc.                                                7,682,535
79,700                                        Dominion Resources, Inc.                                             4,716,646
107,000                                       DPL, Inc.                                                            1,480,880



                                                                                                        See notes to
                                                                                                        financial statements

                                                                                                                           7




SHARES                                        ISSUER, DESCRIPTION                                                      VALUE

Utilities (continued)
148,500                                       DTE Energy Co.                                                      $5,987,520
90,000                                        Duke Energy Corp.                                                    1,583,100
325,000                                       Energy East Corp.                                                    5,921,500
166,000                                       KeySpan Corp.                                                        5,622,420
44,000                                        NiSource, Inc.                                                         831,600
255,100                                       Northeast Utilities                                                  3,806,092
135,000                                       NSTAR                                                                5,832,000
134,632                                       OGE Energy Corp.                                                     2,416,644
44,500                                        Peoples Energy Corp.                                                 1,728,825
69,000                                        Progress Energy, Inc.                                                2,882,820
176,250                                       Progress Energy, Inc. (Contingent Value Obligation) *                   21,150
130,400                                       Puget Energy, Inc.                                                   2,754,048
369,000                                       Sierra Pacific Resources *                                           1,361,610
221,750                                       TECO Energy, Inc.                                                    2,392,683
52,400                                        WPS Resources Corp.                                                  2,111,720
228,000                                       Xcel Energy, Inc.                                                    3,082,560

                                                               INTEREST     CREDIT           PAR VALUE
ISSUER, MATURITY DATE                                          RATE         RATING**       (000S OMITTED)              VALUE

----------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS 3.84%                                                                                     $5,839,000
----------------------------------------------------------------------------------------------------------------------------
(Cost $5,839,000)

Commercial Paper (3.84%)
ChevronTexaco Corp., 05-01-03                                  1.15%        A-1+           $5,839                  5,839,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 165.95%                                                                                       $252,467,370
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (65.95%)                                                                     ($100,335,162)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                                        $152,132,208
----------------------------------------------------------------------------------------------------------------------------

  * Non-income-producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's.

(R) These  securities  are  exempt  from  registration  under  rule 144A of the
    Securities Act of 1933.  Such  securities  may be resold,  normally to qualified institutional  buyers,  in  transactions  exempt  from  registration.  Rule 144A securities amounted to $3,690,000 or 2.43% of net assets as of April 30, 2003.

    Parenthetical  disclosure  of a  foreign  country  in the  security  description represents country of a foreign issuer.

    The  percentage  shown for each  investment  category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements

8



FINANCIAL STATEMENTS


ASSETS AND
LIABILITIES

April 30, 2003
(unaudited)

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $271,591,119)                            $252,467,370
Cash                                                                         372
Dividends receivable                                                     976,700
Other assets                                                              58,754
Total assets                                                         253,503,196

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Common shares dividends payable                                          977,128
Payable to affiliates                                                    237,129
Other payables and accrued expenses                                       78,856
Total liabilities                                                      1,293,113
Dutch Auction Rate Transferrable Securities preferred
 shares (DARTS) Series A, at value, unlimited number
 of shares of beneficial interest authorized with no
 par value, 500 shares issued, liquidation preference
 of $100,000 per share                                                50,044,334
DARTS Series B, at value, unlimited number of shares of
 beneficial interest authorized with no par value, 500
 shares issued, liquidation preference of $100,000
 per share                                                            50,033,541

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Common shares capital paid-in                                        168,373,225
Accumulated net realized loss on investments                            (147,765)
Net unrealized depreciation of investments                           (19,123,749)
Accumulated net investment income                                      3,030,497
Net assets applicable to common shares                              $152,132,208

--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
--------------------------------------------------------------------------------
Based on 15,032,734 shares of beneficial interest
 outstanding - unlimited number of shares
 authorized with no par value                                             $10.12





                                                            See notes to
                                                            financial statements

                                                                               9



FINANCIAL STATEMENTS

OPERATIONS

For the period ended
April 30, 2003
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                             $8,355,062
Interest                                                                  18,764

Total investment income                                                8,373,826

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,032,252
DARTS auction fee                                                        133,581
Administration fee                                                       122,966
Federal excise tax                                                        93,891
Auditing fee                                                              29,753
Custodian fee                                                             27,470
Printing                                                                  23,813
Transfer agent fee                                                        18,631
Registration and filing fee                                               17,463
Miscellaneous                                                             11,310
Trustees' fee                                                              8,562
Legal fee                                                                  1,423
Interest expense                                                             675

Total expenses                                                         1,521,790

Net investment income                                                  6,852,036

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                         395,598
Change in net unrealized appreciation (depreciation)
 of investments                                                        4,516,681
Net realized and unrealized gain                                       4,912,279

Distributions to DARTS Series A                                         (363,813)
Distributions to DARTS Series B                                         (354,753)
                                                                        (718,566)

Net increase in net assets from operations                           $11,045,749

1 Semiannual period from 11-01-02 through 4-30-03.


See notes to
financial statements

10



FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase due to the sale of common shares.



                                              YEAR                     PERIOD
                                              ENDED                     ENDED
                                              10-31-02               4-30-031

--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                         $14,788,081          $6,852,036
Net realized gain (loss)                         (535,880)            395,598
Change in net unrealized
 appreciation (depreciation)                  (31,436,761)          4,516,681
Distributions to DARTS Series A and B          (1,765,801)           (718,566)
Increase (decrease) in net assets
 resulting from operations                    (18,950,361)         11,045,749
Distributions to common shareholders
From net investment income                    (11,701,834)         (9,457,951)

From Fund share transactions                            -             294,824

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES
--------------------------------------------------------------------------------
Beginning of period                           180,901,781         150,249,586

End of period2                               $150,249,586        $152,132,208



1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

2 Includes accumulated net investment income of $6,354,978 and $3,030,947, respectively.


                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                               10-31-98        10-31-99     10-31-00      10-31-01        10-31-02      4-30-03 1

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $12.34          $13.23       $12.09        $12.24          $12.06         $10.01
Net investment income2                         1.09            1.07         1.06          1.05            0.99           0.46
Net realized and unrealized
 gain (loss) on investments                    0.97           (1.10)        0.21         (0.20)          (2.14)          0.33
Distributions to DARTS                        (0.27)          (0.26)       (0.31)        (0.25)          (0.12)         (0.05)
Total from investment operations               1.79           (0.29)        0.96          0.60           (1.27)          0.74
Less distributions to
 common shareholders
From net investment income                    (0.90)          (0.84)       (0.81)        (0.78)          (0.78)         (0.63)
In excess of net investment income                -           (0.01)           -             -               -              -
                                              (0.90)          (0.85)       (0.81)        (0.78)          (0.78)         (0.63)
Net asset value, end of period                $13.23         $12.09       $12.24        $12.06          $10.01         $10.12
Per share market value,
 end of period                               $12.13           $9.75       $10.13        $10.93           $9.40         $10.20
Total return at market value3 (%)             13.51          (13.16)       12.56         15.22           (7.55)         15.61

------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)           $199            $181         $184          $181            $150           $152
Ratio of expenses to average
 net assets4 (%)                               1.72            1.74         1.85          1.78            1.91           2.07
Ratio of net investment income
 to average net assets5 (%)                    8.24            8.29         9.13          8.46            8.66           9.34
Portfolio turnover (%)                           27              26           18            27              10              0

------------------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Total DARTS Series A Outstanding
 (in millions)                                  $50             $50          $50           $50             $50            $50
Total DARTS Series B Outstanding
( in millions)                                  $50             $50          $50           $50             $50            $50
Involuntary liquidation preference
 DARTS A per unit (in thousands)               $100            $100         $100          $100            $100           $100
Involuntary liquidation preference
 DARTS B per unit (in thousands)               $100            $100         $100          $100            $100           $100
Approximate market value per unit
 (in thousands)                                $100            $100         $100          $100            $100           $100
Asset coverage per unit6                   $302,763        $286,177     $283,629      $283,166        $247,689       $247,168


1  Semiannual period from 11-01-02 through 4-30-03. Unaudited.
2  Based on the average of the shares outstanding.
3  Assumes dividend reinvestment.
4 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.14%, 1.14%, 1.17%, 1.16%, 1.20% and 1.24%, respectively.
5 Ratios calculated on the basis of net investment income relative to the average net assets for common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.48%, 5.46%, 5.80%, 5.50%, 5.46% and 5.57%, respectively.
6 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.


See notes to
financial statements.

12


NOTES TO
STATEMENTS

Unaudited


NOTE A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company registered under the Investment Company
Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses
The majority of the expenses are directly identifiable to an individual fund.
Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $533,811 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires October 31, 2010.



                                                                              13


Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and realized gains on the ex-dividend date. Distributions to common shareholders, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with John Hancock Advisers, LLC
(the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC.
Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets and the value attributable to the DARTS, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets and the value attributable to the DARTS. For the period ended April 30, 2003, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly net assets and the value attributable to the DARTS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation
Plan investments had no impact on the operations of the Fund.


14


NOTE C
Fund share transactions

Common shares
This listing illustrates the Fund's common shares distributions reinvested, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                           YEAR ENDED 10-31-02                 PERIOD ENDED 4-30-031
                                  SHARES                AMOUNT            SHARES              AMOUNT

Beginning of period           15,002,724          $168,272,712        15,002,724        $168,078,401
Distributions reinvested               -                     -            30,010             294,824
Reclassification of
 capital accounts                      -              (194,311)                -                   -
End of period                 15,002,724          $168,078,401        15,032,734        $168,373,225


1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.


Dutch Auction Rate Transferable  Securities preferred shares Series A and Series
B

The Fund issued Dutch Auction Rate Transferable Securities preferred shares ("DARTS"), 598 shares of Series A and 598 shares of Series B, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A ranged from 1.14% to 1.76% and on Series B from 1.15% to 1.85%, during the period ended April 30, 2003. Accrued dividends on DARTS are included in the value of DARTS on the Fund's statement of assets and liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Funds' by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares.

NOTE D
Investment
transactions

Purchases and proceeds from sales and maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2003, aggregated none and $6,581,098, respectively.

The cost of investments owned on April 30, 2003, including short-term investments, for federal income tax purposes was $271,600,675. Gross unrealized appreciation and depreciation of investments aggregated $15,950,454 and $35,083,759, respectively, resulting in net unrealized depreciation of $19,133,305. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND
REINVESTMENT PLAN
The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE
If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


SHAREHOLDER MEETING
On March 20, 2003, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                              WITHHELD
                        FOR                  AUTHORITY
--------------------------------------------------------------------------------
Charles L. Ladner       14,122,075             220,977

Dr. John A. Moore       14,117,897             225,155

Maureen R. Ford         14,176,535             166,517

The preferred shareholders elected Ronald R. Dion to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows:
741 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2003, with the votes tabulated as follows: 14,175,132 FOR, 94,861 AGAINST and 73,800 ABSTAINING.

FOR YOUR
INFORMATION


TRUSTEES
James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT FOR
COMMON SHAREHOLDERS
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR DARTS
Deutsche Bank Trust
 Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
PDT

For shareholder assistance
refer to page 19


--------------------------------------------------------------------------------
HOW TO
CONTACT US



On the Internet                       www.jhfunds.com

By regular mail                       Mellon Investor Services
                                      85 Challenger Road
                                      Overpeck Centre
                                      Ridgefield Park, NJ 07660

Customer service representatives      1-800-852-0218

Portfolio commentary                  1-800-344-7054

24-hour automated information         1-800-843-0090

TDD Line                              1-800-231-5469
--------------------------------------------------------------------------------

[LOGO] John Hancock

  PRESORTED
  STANDARD
U. S. Postage
    PAID
    MIS

 1-800-852-0218
 1-800-843-0090
 1-800-231-5469 (TDD)

 www.jhfunds.com



ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this amended Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Ex99.CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
      -----------------------
      Maureen R. Ford
      Chairman, President and Chief Executive Officer

Date: June 30, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
      -----------------------
      Maureen R. Ford
      Chairman, President and Chief Executive Officer

Date: June 30, 2003




By:
      -----------------------
      Richard A. Brown
      Senior Vice President and Chief Financial Officer


Date: June 30, 2003







                                                                          6/03